EXHIBIT 10.24.4


                      BOOK-ENTRY-ONLY CORPORATE DEBT ISSUES

                            Letter of Representations
                      (To be Completed by Issuer and Agent)
                            Electric Lightwave, Inc.
                                (Name of Issuer)
                                 Citibank, N.A.
                                 (Name of Agent)
                                                                  April 28, 1999
                                                                       (Date)
Attention: General Counsel's Office
The Depository Trust Company
55 Water Street; 49th Floor
New York, NY 10041-0099

    RE: 6.05% Notes Due May 15, 2004 issued by Electric Lightwave, Inc. and guaranteed by Citizens Utilities Company
     ---------------------------------------------------------------------------
(Issue Description)

Ladies and Gentlemen:

         This letter sets forth our understanding with respect to certain matters relating to the above-referenced issue (the "Securities"). Agent will act as trustee, paying agent, fiscal agent, or other agent of Issuer with respect to the Securities. The Securities will be issued pursuant to a trust indenture, resolution or other such document authorizing the issuance of the Securities dated April 15, 1999 (the "Document"). Bear, Stearns & Co., Inc. is distributing the Securities through The Depository Trust Company ("DTC").

         To induce DTC to accept the Securities as eligible for deposit at DTC, and to act in accordance with its rules with respect to the Securities, Issuer and Agent make the following representations to DTC:

         1. Prior to closing on the Securities on April 28, 1999, there shall be deposited with DTC one Security certificate registered in the name of DTC's nominee, Cede & Co., for each stated maturity of the Securities in the face amounts set forth on Schedule A hereto, the total of which represents 100% of the principal amount of such Securities. If, however, the aggregate principal amount of any maturity exceeds $200 million, one certificate will be issued with respect to each $200 million of principal amount and an additional certificate will be issued with respect to any remaining principal amount. Each Security certificate shall bear the following legend: Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

         2. Issuer: (a) understands that DTC has no obligation to, and will not, communicate to its Participants or to any person having an interest in the Securities any information contained in the Security certificate(s); and (b) acknowledges that neither DTC's Participants nor any person having an interest in the Securities shall be deemed to have notice of the provisions of the Security certificate(s) by virtue of submission of such certificate(s) to DTC.

         3. In the event of any solicitation of consents from or voting by holders of the securities, Issuer or Agent shall establish a record date for such purposes (with no provision for revocation of consents or votes by subsequent holders) and shall send notice of such record date to DTC not less than 15 calendar days in advance of such record date. Notices to DTC pursuant to this Paragraph by telecopy shall be sent to DTC's Reorganization Department at
(212) 709-6896 or (212) 709-6897, and receipt of such notices shall be confirmed by telephoning (212) 709-6870. Notices to DTC pursuant to this Paragraph by mail or by any other means shall be sent to DTC's Reorganization Department as indicated in Paragraph 5.

         4. In the event of a full or partial redemption, Issuer or Agent shall send a notice to DTC specifying: (a) the amount of the redemption or refunding;
(b) in the case of a refunding, the maturity date(s) established under the refunding; and (c) the date such notice is to be mailed to Security holders or published (the "Publication Date"). Such notice shall be sent to DTC by a secure means (e.g., legible telecopy, registered or certified mail, overnight delivery) in a timely manner designed to assure that such notice is in DTC's possession no later than the close of business on the business day before or, if possible, two business days before the Publication Date. Issuer or Agent shall forward such notice either in a separate secure transmission for each CUSIP number or in a secure transmission for multiple CUSIP numbers (if applicable) which includes a manifest or list of each CUSIP number submitted in that transmission. (The party sending such notice shall have a method to verify subsequently the use of such means and the timeliness of such notice.) The Publication Date shall be not less than 30 days nor more than 60 days prior to the redemption date or, in the case of an advance refunding, the date that the proceeds are deposited in escrow. Notices to DTC pursuant to this Paragraph by telecopy shall be sent to DTC's Call Notification Department at (516) 227-4039 or (516) 227-4190. If the party sending the notice does not receive a telecopy receipt from DTC confirming that the notice has been received, such party shall telephone (516) 227-4070. Notices to DTC pursuant to this Paragraph by mail or by any other means shall be sent to: Manager: Call Notification Department The Depository Trust Company 711 Stewart Avenue Garden City, NY 11530-4719

         5. In the event of an invitation to tender the Securities (including mandatory tenders, exchanges and capital changes), notice by Issuer or Agent to Security holders specifying the terms of the tender and the Publication Date of such notice shall be sent to DTC by a secure means in the manner set forth in the preceding Paragraph. Notices to DTC pursuant to this Paragraph and notices of other corporate actions by telecopy shall be sent to DTC's Reorganization Department at (212) 709-1093 or (212) 709-1094, and receipt of such notices shall be confirmed by telephoning (212) 709-6884. Notices to DTC pursuant to the above by mail or by any other means shall be sent to: Manager: Reorganization Department Reorganization Window The Depository Trust Company 7 Hanover Square; 22nd Floor New York, NY 10004-2695

         6. All notices and payment advices sent to DTC shall contain the CUSIP number of the securities.

         7. In the event of a change in the interest rate, Agent shall send notice of such change to Standard & Poor's Corporation. Such notice, which shall also include Agent contact's name and telephone number, shall also be sent to DTC's Dividend Department either by telecopy to (212) 709-1723, or if by mail or by any other means to: Manager: Announcements Dividend Department The Depository Trust Company 7 Hanover Square; 22nd Floor New York, NY 10004-2695

         8. Issuer or Agent shall provide a written notice of interest payment information to a standard interest announcement service subscribed to by DTC as soon as the information is available. In the unlikely event that no such service exists, Issuer or Agent shall provide such notice directly to DTC electronically, as previously arranged by Issuer or Agent and DTC, as soon as the information is available. If electronic transmission has not been arranged, absent any other arrangements between Issuer or Agent and DTC, such information should be sent by telecopy to DTC's Dividend Department at (212) 709-1723 or
(212)  709-1686,  and receipt of such notices shall be confirmed by  telephoning
(212)  709-1270.  Notices to DTC  pursuant  to the above by mail or by any other means shall be sent to: Manager: Announcements Dividend Department The Depository Trust Company 7 Hanover Square; 22nd Floor New York, NY 10004-2695

         9. Issuer or Agent shall provide CUSIP numbers for each issue for which payment is being sent, as well as the dollar and cent amount of the payment for each issue to DTC, no later than noon (Eastern Time) on the payment date.

         10. Interest payments and principal payments that are part of periodic principal-and-interest payments shall be received by Cede & Co., as nominee of DTC, or its registered assigns, in same-day funds no later than 2:30 p.m. (Eastern Time) on each payment date. Absent any other arrangements between Issuer or Agent and DTC, such funds shall be wired as follows: The Chase Manhattan Bank ABA # 021 000 021 For credit to a/c Cede & Co. c/o The Depository Trust Company Dividend Deposit Account # 066-026776

         11. Maturity and redemption payments allocated with respect to each CUSIP number shall be received by Cede & Co., as nominee of DTC, or its registered assigns, in same-day funds no later than 2:30 p.m. (Eastern Time) on the payment date. Absent any other arrangements between Issuer or Agent and DTC, such funds shall be wired as follows: The Chase Manhattan Bank ABA # 021 000 021 For credit to a/c Cede & Co. c/o The Depository Trust Company Redemption Deposit Account # 066-027306

         12. Principal payments (plus accrued interest, if any) as a result of optional tenders for purchase effected by means of DTC's Repayment Option Procedures shall be received by Cede & Co., as nominee of DTC, or its registered assigns, in same-day funds no later than 2:30 p.m. (Eastern Time) on the first payment date. Absent any other arrangements between Issuer or Agent and DTC, such funds shall be wired as follows: The Chase Manhattan Bank ABA # 021 000 021 For credit to a/c Cede & Co. c/o The Depository Trust Company Reorganization Deposit Account # 066-027608

         13. DTC may direct Issuer or Agent to use any other number or address as the number or address to which notices or payments of interest or principal may be sent.

         14. In the event of a redemption, acceleration, or any other similar transaction (e.g., tender made and accepted in response to Issuer's or Agent's Invitation) necessitating a reduction in the aggregate principal amount of Securities outstanding or an advance refunding of part of the Securities outstanding, DTC, in its discretion: (a) may request Issuer or Agent to issue and authenticate a new Security certificate; or (b) may make an appropriate notation on the Security certificate indicating the date and amount of such reduction in principal except in the case of final maturity, in which case the certificate will be presented to Issuer or Agent prior to payment, if required.

         15. In the event that Issuer determines that beneficial owners of Securities shall be able to obtain certificated Securities, Issuer or Agent shall notify DTC of the availability of certificates. In such an event, Issuer or Agent shall issue, transfer, and exchange certificates in appropriate amounts, as required by DTC and others.

         16. DTC may discontinue providing its services as securities depository with respect to the Securities at any time by giving reasonable notice to Issuer or Agent (at which time DTC will confirm with Issuer or Agent the aggregate principal amount of Securities outstanding). Under such circumstances, at DTC's request Issuer and Agent shall cooperate fully with DTC by taking appropriate action to make available on or more separate certificates evidencing Securities to any DTC Participant having Securities credited to its DTC accounts.

         17. Nothing herein shall be deemed to require Agent to advance funds on behalf of Issuer.

         18. This Letter of Representations may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts together shall constitute buy one and the same instrument.

         19. This Letter of Representations is governed by, and shall be construed in accordance with, the laws of the State of New York without giving effect to principles of conflicts of law. 20. The following riders, attached hereto, are hereby incorporated into this Letter of Representations:
Representations for Rule 144A Securities, Securities Held with a Custodian on behalf of DTC, Securities with a Tender Provision, Securities with a Pro Rata Reduction of Principal Provision, Amendments to DTC Letter of Representations

-------------------------- -----------------------------------------------------
Notes:                                        Very truly yours,
--------------------------------------------- ----------------------------------
--------------------------------------------- ----------------------------------
A. If there is an Agent (as defined in this
Letter of Representations), Agent, as well
as Issuer, must sign this Letter.  If there   ELECTRIC LIGHTWAVE, Inc.
is no Agent, in signing this Letter Issuer                          (Issuer)
itself undertakes to perform all of the       By:  /s/ Robert J. DeSantis
obligations set forth herein.                 ----------------------------------
                                                (Authorized Officer's Signature)
                                                         ROBERT J. DESANTIS
                                                      V.P., C.F.O. AND TREASURER
--------------------------------------------- ----------------------------------
--------------------------------------------- ----------------------------------
B. Schedule B contains statements that DTC
believes accurately describe DTC, the                            CITIBANK, N.A.
method of effecting book-entry transfers of                         (Agent)
securities distributed through DTC, and       BY: /S/  Florence S. MILLS
certain related matters.                      ----------------------------------
                                                (Authorized Officer's Signature)
--------------------------------------------- ----------------------------------
--------------------------------------------- ----------------------------------
Received and Accepted:
THE DEPOSITORY TRUST COMPANY
By: /s/ Richard B. JESSON
-----------------------------------------
cc:      Underwriter
         Underwriter's Counsel
--------------------------------------------- ----------------------------------

                                   SCHEDULE A

             Electric Lightwave, Inc. 6.05% Notes due May 15, 2004,
                    guaranteed by Citizens Utilities Company
                                (Describe Issue)

---------------------------- -------------------------- -------------------------- --------------------------
       CUSIP Number              Principal Amount             Maturity Date              Interest Rate
---------------------------- -------------------------- -------------------------- --------------------------
---------------------------- -------------------------- -------------------------- --------------------------

         284895AA7                $325,000,000.00             May 15, 2004                   6.05%
---------------------------- -------------------------- -------------------------- --------------------------


                                   SCHEDULE B

                        SAMPLE OFFERING DOCUMENT LANGUAGE
                       DESCRIBING BOOK-ENTRY-ONLY ISSUANCE
 (Prepared by DTC - bracketed material may be applicable only to certain issues)

         1. The Depository Trust Company ("DTC"), New York, NY, will act as securities depository for the securities (the "Securities"). The Securities will be issued as fully-registered securities registered in the name of Cede & Co. (DTC's partnership nominee). One fully-registered Security certificate will be issued for [each issue of] the Securities, [each] in the aggregate principal amount of such issue will be deposited with DTC. [If, however, the aggregate principal amount of [any] issue exceeds $200 million, one certificate will be issued with respect to each $200 million of principal amount and an additional certificate will be issued with respect to any remaining principal amount of such issue.]

         2. DTC is a limited-purpose trust company organized under the New York Banking Law, a "banking organization" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934. DTC holds securities that its participants ("Participants") deposit with DTC. DTC also facilitates the settlement among Participants of securities transactions, such as transfers and pledges, in deposited securities through electronic computerized book-entry changes in Participants' accounts, thereby eliminating the need for physical movement of securities certificates. Direct Participants include securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is owned by a number of its Direct Participants and by the New York Stock Exchange, Inc., the American Stock Exchange, Inc., and the National Association of Securities
Dealers, Inc. Access to the DTC system is also available to others such as securities brokers and dealers, banks, and trust companies that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly ("Indirect Participants"). The Rules applicable to DTC and its Participants are on file with the Securities and Exchange Commission.

         3. Purchases of Securities under the DTC system must be made by or through Direct Participants, which will receive a credit for the Securities on DTC's records. The ownership interest of each actual purchaser of each Security ("Beneficial Owner") is in turn to be recorded on the Direct and Indirect Participants' records. Beneficial Owners will not receive written confirmation from DTC of their purchase, but Beneficial Owners are expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which the Beneficial Owner entered into the transaction. Transfers of ownership interests in the Securities are to be accomplished by entries made on the books of Participants acting on behalf of Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interest in Securities, except in the event that use of the book-entry system for the Securities is discontinued.

         4. To facilitate subsequent transfers, all Securities deposited by Participants with DTC are registered in the name of DTC's partnership nominee, Cede & Co. The deposit of Securities with DTC and their registration in the name of Cede & Co. effect no change in beneficial ownership. DTC has no knowledge of the actual Beneficial Owners of the Securities; DTC's records reflect only the identity of the Direct Participants to whose accounts such Securities are credited, which may or may not be the Beneficial Owners. The participants will remain responsible for keeping account of their holdings on behalf of their customers.

         5. Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

         6. [Redemption notices shall be sent to DTC. If less than all of the Securities within an issue are being redeemed, DTC's practice is to determine by lot the amount of the interest of each Direct Participant in such issue to be redeemed.]

         7. Neither DTC nor Cede & Co. will consent or vote with respect to Securities. Under its usual procedures, DTC mails an Omnibus Proxy to Issuer as soon as possible after the record date. The Omnibus Proxy assigns Cede & Co.'s consenting or voting rights to those Direct Participants to whose accounts the Securities are credited on the record date (identified in a listing attached to the Omnibus Proxy).

         8. Principal and interest payments on the Securities will be made to Cede & Co., as nominees of DTC. DTC's practice is to credit Direct Participants' accounts, upon DTC's receipt of funds and corresponding detail information from Issuer or Agent, on payable date in accordance with their respective holdings shown on DTC's records. Payments by Participants to Beneficial Owners will be governed by standing instructions and customary practices, as in the case with securities held for the accounts of customers in bearer form or registered in "street name," and will be the responsibility of such Participant and not of DTC, Agent, or Issuer, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of principal and interest to Cede & Co. is the responsibility of Issuer or Agent, disbursement of such payments to Direct Participants shall be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners shall be the responsibility of Direct and Indirect Participants.

         9. [A Beneficial Owner shall give notice to elect to have its Securities purchased or tendered, through its Participant, to [Tender/Remarketing] Agent, and shall effect delivery of such Securities by causing the Direct Participant to transfer the Participant's interest in the Securities, on DTC's records, to [Tender/Remarketing] Agent. The requirement for physical delivery of Securities in connection with an optional tender or a mandatory purchase will be deemed satisfied when the ownership rights in the Securities are transferred by Direct Participants on DTC's records and followed by a book-entry credit of tendered Securities to [Tender/DTC Remarketing] Agent's account.]

         10. DTC may discontinue providing its services as securities depository with respect to the Securities at any time by giving reasonable notice to Issuer or Agent. Under such circumstances, in the event that a successor securities depository is not obtained, Security certificates are required to be printed and delivered.

         11. Issuer may decide to discontinue the use of the system of book-entry transfers through DTC (or a successor securities depository). In that event, Security certificates will be printed and delivered.

         12. The information in this section concerning DTC and DTC's book-entry system has been obtained from sources that Issuer believes to be reliable, but Issuer takes no responsibility for the accuracy thereof.

                   REPRESENTATIONS FOR RULE 144A SECURITIES -
                 to be included in DTC Letter of Representation

         1. Issuer represents that at the time of initial registration in the name of DTC's nominee, Cede & Co., the Securities were Legally or Contractually Restricted Securities1, eligible for transfer under Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), and identified by a CUSIP or CINS identification number that was different from any CUSIP or CINS number assigned to any securities of the same class that were not Legally or Contractually Restricted Securities. Issuer shall ensure that a CUSIP or CINS identification number is obtained for all unrestricted securities of the same class that is different from any CUSIP or CINS identification number assigned to a Legally or Contractually Restricted Security of such class, and shall notify DTC promptly in the event that it is unable to do so. Issuer represents that it has agreed to comply with all applicable information requirements of Rule 144A.

         2. Issuer represents that the Securities are [Note: Issuer must represent one of the following, and may cross out the other]

         [an issue of nonconvertible debt securities or nonconvertible preferred stock which is rated in one of the top four categories by a nationally recognized statistical rating organization ("Investment-Grade Securities").]

         [included within PORTAL, a Self-Regulatory Organization system approved by the Securities and Exchange Commission for the reporting of quotation and trade information of Securities eligible for transfer pursuant to Rule 144A (an "SRO Rule 144A System").]

         3. If the Securities are not Investment-Grade Securities, Issuer and Agent acknowledge that if such Securities cease to be included in an SRO Rule 144A System during any period in which such Securities are Legally or Contractually Restricted Securities, such Securities shall no longer be eligible for DTC's services. Furthermore, DTC may discontinue providing its services as securities depository with respect to the Securities at any time by giving reasonable notice to Issuer or Agent. Under any of the aforementioned circumstances, at DTC's request, Issuer and Agent shall cooperate fully with DTC by taking appropriate action to make available one or more separate certificates evidencing Securities to any Participant having Securities credited to its DTC accounts.
--------------------------------------------------------------------------------
1 A "Legally Restricted Security" is a security that is a restricted security, as defined in Rule 144(a)(3). A "Contractually Restricted Security" is a security that upon issuance and continually thereafter can only be sold pursuant to Regulation 5 under the Securities Act, Rule 144A, Rule 144, or in a transaction exempt from the registration requirements of the Securities Act pursuant to Section 4 of the Securities Act and not involving any public offering; provided, however, that once the security is sold pursuant to the provisions of Rule 144, including Rule 144(k), it will thereby cease to be a "Contractually Restricted Security." For purposes of this definition, in order for a depository receipt to be considered a "Legally or Contractually Restricted Security", the underlying security must also be a "Legally or Contractually Restricted Security."

                                                                          [1/94]

         4. Issuer and Agent acknowledge that so long as Cede & Co. is a record owner of the Securities, Cede & Co. shall be entitled to all applicable voting rights and to receive the full amount of all distributions payable with respect thereto. Issuer and Agent acknowledge that DTC shall treat any DTC Participant ("Participant") having Securities credited to its DTC accounts as entitled to the full benefits of ownership of such Securities. Without limiting the generality of the preceding sentence, Issuer and Agent acknowledge that DTC shall treat any Participants having Securities credited to its DTC accounts as entitled to receive distributions (and voting rights, if any) in respect of Securities, and to receive from DTC certificates evidencing Securities. Issuer and Agent recognize that DTC does not in any way undertake to, and shall not have any responsibility to, monitor or ascertain the compliance of any transactions in the Securities with any of the provisions: (a) of Rule 144A; (b) of other exemptions from registration under the Securities Act or of any other state or federal securities laws; or (c) of the offering documents.


      Representations for  Securities  Held With a Custodian on Behalf of DTC TO
                 BE INCLUDED IN DTC LETTER OF REPRESENTATIONS

         The Security certificate(s) shall remain in Agent's1 custody as a "Balance Certificate" subject to the provisions of the Balance Certificate Agreement between Agent and DTC currently in effect.

         On each day on which Agent is open for business and on which it receives an instruction originated by a Participant through DTC's Deposit/Withdrawal at Custodian ("DWAC") system to increase the Participant's account by a specified number of shares, units, or obligations (a "Deposit Instruction"), Agent shall, before 6:30 p.m. (Eastern Time) that day, either approve or cancel the Deposit Instruction through the DWAC system.

         On each day on which Agent is open for business and on which it receives an instruction originated by a Participant through the DWAC system to decrease the Participant's account by a specified number of shares, units, or obligations (a "Withdrawal Instruction"), Agent shall, at or before 6:30 p.m. (Eastern Time) that day, either approve or cancel the Withdrawal Instruction through the DWAC system.

         Agent agrees that its approval of a Deposit or Withdrawal Instruction shall be deemed to be the receipt by DTC of a new reissued or reregistered certificated security on registration of transfer to the name of Cede & Co. for the quantity of securities evidenced by the Balance Certificate after the Deposit or Withdrawal Instruction is effected.

4/1/99

--------------------------------------------------------------------------------
1 Agent shall be defined as Depositary, Trustee, Trust Company, Issuing Agent and/or Paying Agent as such definition applies in the DTC Letter of Representations to which this rider may be attached.

             Representations for Securities With a Tender Provision
       (Pursuant to a Change of Control Trigger Event or Other Such Event)
                 TO BE INCLUDED IN DTC LETTER OF REPRESENTATION

         It is understood that if the Security holders shall at any time have the right to tender the Securities to Issuer and require that Issuer repurchase such holders' Securities pursuant to the Document and Cede & Co., as nominee of DTC, or its registered assigns, as the record owner, is entitled to tender the Securities, such tenders will be effected by means of DTC's Repayment Option Procedures. Under the Repayment Option Procedures, DTC shall receive, during the applicable tender period, instructions from its Participants to tender Securities for purchase. The parties to the LETTER OF REPRESENTATIONS for the Securities agree that such tender for purchase may be made by DTC by means of a book-entry credit of such Securities to the account of Agent1, as agent for Issuer, provided that such credit is made on or before the final day of the applicable tender period. DTC agrees that promptly after the recording of any such book-entry credit, it will provide to Agent an Agent Receipt and
Confirmation or the equivalent in accordance with the Repayment Option Procedures, identifying the Securities and the aggregate principal amount thereof as to which such tender for purchase has been made.

         Agent or Issuer shall send DTC a notice regarding such optional tender by hand or by a secure means (e.g. legible facsimile transmission, registered or certified mail, overnight delivery) in a timely manner designed to assure that such notice is in DTC's possession no later than the close of business two business days before the Publication Date. The Publication Date shall be not less than 15 days prior to the expiration date of the applicable tender period. Such notice shall state whether any partial redemption of the Securities is scheduled to occur during the applicable optional tender period. If delivered by hand or sent by mail or overnight delivery, such notice shall be sent to:
Supervisor; Put Bond Unit Reorganization Department The Depository Trust Company 55 Water Street 50th Floor New York, NY 10041-0099

         If sent by telecopy, such notice shall be directed to (212) 855-5235. Agent or Issuer shall confirm DTC's receipt of such telecopy by telephoning DTC's Put Bond Unit at (212) 855-5230.


--------------------------------------------------------------------------------
1Agent shall be defined as Depositary, Trustee, Trust Company, Issuing Agent and/or Paying Agent as such definition applies in the DTC Letter of Representations to which this rider may be attached.

           Representations for Securities with a Pro Rata Reduction of
                               Principal Provision
                 TO BE INCLUDED IN DTC LETTER OF REPRESENTATION

         In the event of a pro rata reduction of principal, Agent1 shall send DTC written notice with respect to the dollar amount per $1,000 original face value (or other minimum authorized denomination if less than $1,000 face value) payable on each payment date allocated as to the interest and principal portions thereof preferably five, but not less than two, business days prior to such payment date. Such notices, which shall clearly indicate that they relate to a pro rata reduction of principal and which shall also contain the current pool factor or ratio and Agent contact's name and telephone number, shall be sent by telecopy to DTC's Dividend Department at (212) 855-4555, or if by mail or by any other means to:

                  Manager, Announcements
                  Dividend Department
                  The Depository Trust Company
                  55 Water Street  25th Floor
                  New York, NY 10041-0099


4/99

--------------------------------------------------------------------------------
1Agent shall be defined as Depositary, Trustee, Trust Company, Issuing Agent and/or Paying Agent as such definition applies in the DTC Letter of Representations to which this rider may be attached.

        RIDER AMENDING DTC LETTER OF REPRESENTATIONS - BEO CORPORATE DEBT

         DTC's Reorganization and Dividend Departments have relocated to 55 Water Street. Following are revisions to the Letter of Representations including current addresses, telephone numbers, and telecopy numbers.

Paragraph 3 of the Letter of Representations:

Old Telecopier Numbers:                        Current Telecopier Numbers:
(212) 709-6896 and (212) 709-6897              (212) 855-5181 and (212) 855-5182

The confirmation number (formerly (212) 709-6870) is now (212) 855-5202.

Paragraph 5 of the Letter of Representations:

Old Telecopier Numbers:                        Current Telecopier Number:
(212) 709-1093 and (212) 709-1094              (212) 855-5278

The confirmation number (formerly (212) 709-6884) is now (212) 855-5280.

The current address is:
                          Manager; Reorganization Department
                          Reorganization Window
                          The Depository Trust Company
                          55 Water Street 50th Floor
                          New York, NY 10041-0099

Paragraph 7 of the Letter of Representations:

Old Telecopier Number:                          Current Telecopier Number:
(212) 709-1723                                   (212) 855-4555

The current address is:
                          Manager; Announcements
                          Dividend Department
                          The Depository Trust Company
                          55 Water Street 25th Floor
                          New York, NY 10041-0099

Paragraph 8 of the Letter of Representations:

Old Telecopier Numbers:                        Current Telecopier Numbers:
(212) 709-1723 and (212) 709-1686              (212) 855-4555 and (212) 855-4556

The confirmation number (formerly (212) 709-1270) is now (212) 855-4550.

The current address for Paragraph 8 is the same as that listed above, for Paragraph 7.
                                                                          [4/98]

         The following  additional  text relates to Paragraph 9 of the Letter of
Representations:

         Such information shall be conveyed by automated notification. If the circumstances prevent the funds being paid to Cede & Co., as nominee of DTC, by 2:30 p.m. ET from equaling the dollar amount associated with detail payments by 12:00 noon ET, Issuer or Agent must provide CUSIP-level reconciliation to DTC no later than 2:30 p.m. ET. Reconciliation may be provided by automated means or in written format.

         The following  additional text relates to Paragraph 10 of the Letter of
Representations:

         Issuer must remit free funds to Agent by 1:00 p.m. ET on each payment date, or at such earlier time as required by Agent to guarantee timely credit to the Dividend Deposit Account of Cede & Co.

         The following  additional text relates to Paragraph 11 of the Letter of
Representations:

         Issuer must remit free funds to Agent by 1:00 p.m. ET on each payment date, or at such earlier time as required by Agent to guarantee timely credit to the Redemption Deposit Account of Cede & Co. Issuer or Agent shall deliver CUSIP-level detail regarding such payments to DTC no later than 2:30 p.m. ET on each payment date.

         The following  additional text relates to Paragraph 12 of the Letter of
Representations:

         Issuer must remit free funds to Agent by 1:00 p.m. ET on each payment date, or at such earlier time as required by Agent to guarantee timely credit to the Reorganization Deposit Account of Cede & Co. Issuer or Agent shall deliver CUSIP-level detail regarding such payments to DTC no later than 2:30 p.m. ET on each payment date.